UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) November 5, 2004

                              Avatar Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            0-7616                                        23-1739078
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    (Commission File Number)                  (IRS Employer Identification No.)

         201 Alhambra Circle
        Coral Gables, Florida                                        33134
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (305) 442-7000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

      On November 5, 2004, Avatar Holdings Inc. issued a press release announcing its results for the quarter ended September 30, 2004. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this report, including the exhibit hereto, shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the registrant specifically states that the information or exhibit in this particular report is incorporated by reference).

Item 7.01 Regulation FD Disclosure

      The information furnished pursuant to Item 2.02, "Results of Operations and Financial Condition", is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.             Description
-----------             -----------
   99.1                 Press Release dated November 5, 2004

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AVATAR HOLDINGS INC.

                                      By: /s/ Juanita I. Kerrigan
                                          --------------------------------------
                                          Name: Juanita I. Kerrigan
                                          Title: Vice President and Secretary

Date: November 5, 2004

                                  EXHIBIT INDEX

 Exhibit No.                      Description

 99.1               Press Release dated November 5, 2004.